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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Pre-Effective Amendment No.1 to the Registration Statement
Nos. 333-72646 and 333-72646-01 on Form S-3 of our report dated January 19, 2001 incorporated by reference in Independent Bank Corp.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this pre-effective amendment to the registration statement.

Boston, Massachusetts
November 30, 2001

                                          /s/ Arthur Andersen LLP